UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2023

LuxUrban Hotels Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41473	82-3334945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2125 Biscayne Blvd, Suite 253, Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) -220-9973

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	LUXH	The Nasdaq Stock Market LLC
13.00% Series A Cumulative Redeemable Preferred Stock, $0.00001 par value per share	LUXHP	The Nasdaq Stock Market LLC

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, LuxUrban Hotels Inc. (the “Company” or “we” and related pronouns) entered into a financing arrangement with THA Holdings LLC, an entity controlled and operated by the Company’s Chairman, Co-Chief Executive Officer and largest stockholder, Brian Ferdinand, pursuant to which the Company agreed to issue to Mr. Ferdinand an unsecured, advancing term promissory note, dated November 17, 2023 (the “Note”). The Company is in active late stage discussions with its partner, Wyndham Hotels & Resorts, Inc., on various aspects of Development Incentive Advances, which include accelerating the timing and increasing the amounts of these funds on new property acquisitions. As a result of this anticipated positive development, on December 3, 2023, the Company and Mr. Ferdinand mutually agreed to cancel the Note, pursuant to a payoff letter, dated December 3, 2023 (the “Payoff Letter”). Mr. Ferdinand will cease, for the foreseeable future, further sales of common stock of the Company that were to have been used to fund amounts borrowable under the Note. An amount equal to the proceeds resulting from recent sales by Mr. Ferdinand in the amount of approximately $500,000 will be gifted to the Company.

The foregoing summary of the Payoff Letter does not purport to be complete and is qualified in its entirety by reference to the Payoff Letter attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description
10.1	Payoff Letter, dated December 3, 2023.
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 4, 2023	LUXURBAN HOTELS INC.

	By:	/s/ Shanoop Kothari
Name: Shanoop Kothari
Title: President, Co-Chief Executive Officer, Chief Financial Officer and Secretary

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